UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2010

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2105 N. State Road 3 Bypass
Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

On April 28, 2010, MainSource Financial Group, Inc. held its annual meeting of shareholders.  A total of 20,136,362 shares of the Company’s common stock were entitled to vote as of May 8, 2010, the record date for the Annual Meeting. There were 18,146,803 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 - Election of Directors

The shareholders elected nine directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
William G. Barron	13,446,254	616,147	4,084,402
Archie M. Brown, Jr.	13,564,951	497,450	4,084,402
Brian J. Crall	13,195,150	867,251	4,084,402
Philip A. Frantz	13,544,906	517,495	4,084,402
Rick S. Hartman	13,596,157	466,244	4,084,402
D.J. Hines	13,547,801	514,600	4,084,402
Robert E. Hoptry	13,544,410	517,991	4,084,402
Douglas I. Kunkel	13,539,577	522,824	4,084,402
Thomas M. O’Brien	13,205,292	857,109	4,084,402

Proposal No. 2 - Advisory Vote on the Company’s Executive Compensation Policies and Procedures

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstaining
16,568,475	1,272,367	305,961

Proposal No. 3 - Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2010

The shareholders voted to ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The results of the vote were as follows:

For	Against	Abstaining
17,825,859	268,164	52,780

Item 7.01.              Regulation FD Disclosure.

At the 2010 Annual Meeting of Shareholders held on April 28, 2010, the Company presented certain financial and other information to those present.  A copy of the PowerPoint presentation reviewed during the meeting is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The filing of this Current Report shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2010 Annual Meeting of Shareholders held on April 28, 2010.

*         *         *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2010

MAINSOURCE FINANCIAL GROUP, INC.

	By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Powerpoint slide presentation used by MainSource Financial Group, Inc., at the 2010 Annual Meeting of Shareholders held on April 28, 2010.